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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 18, 2005

                               TRANSGENOMIC, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                  000-30975                    911789357
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(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)

        12325 Emmet Street, Omaha, Nebraska                   68164
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      (Address of principal executive offices)              (Zip Code)

                                 (402) 452-5400
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 17, 2005, Transgenomic, Inc. issued a press release announcing its financial results for the first quarter of 2005. A copy of the press release is being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

     The information referenced in this Current Report on Form 8-K (including
Exhibit 99.1 referenced in Item 9.01 below) is being "furnished" under "Item
2.02. Results of Operations and Financial Condition" and, as such, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     The Company has identified certain adjustments that are required to appropriately report cash flows from operating and investing activities in the consolidated statements of cash flows for the years ended December 31, 2004 and 2003 and for each of the quarterly periods in those years. On May 17, 2005, the Company's management determined that the financial statements for the affected periods should be restated to correct certain errors contained therein. Accordingly, such financial statements and the Report of Independent Registered Public Accounting Firm included in the Form 10-K for the year ended December 31, 2004 should no longer be relied upon until such financial statements have been restated. The Audit Committee has discussed these matters with the Company's independent registered public accounting firm, Deloitte & Touche LLP.

     These restatements will result only in a reclassification of certain items within the consolidated statement of cash flows. They will have no effect on the net change in cash and cash equivalents for any period reported or on any other line item in the basic consolidated financial statements. A summary of the restatements are being furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

     The restated financial statements will be filed as soon as possible.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (99.1) Press release dated May 17, 2005, announcing Transgenomic, Inc.'s financial results for the first quarter of 2005.
     (99.2) Summary of certain adjustments that are required to appropriately report cash flows from operating and investing activities in the consolidated statements of cash flows for the years ended
             December 31, 2004 and 2003 and for each of the quarterly periods in those years.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 26, 2005                           TRANSGENOMIC, INC.


                                               By:  /s/ Michael Summers
                                                    ----------------------------
                                                    Michael Summers,
                                                    Chief Financial Officer